NATIONS FUND, INC.
                                NATIONS RESERVES
                                (the "Companies")

                        NATIONS INTERNATIONAL GROWTH FUND
                          NATIONS EMERGING MARKETS FUND
                          NATIONS ASSET ALLOCATION FUND
                        NATIONS INTERNATIONAL EQUITY FUND
                             NATIONS BLUE CHIP FUND

                         Supplement dated April 5, 2000
                to Prospectuses dated August 1 or August 20, 1999

1. The combined prospectuses for the Primary A, Investor A, Investor B and Investor C Shares of Nations International Growth Fund, Nations Emerging Markets Fund (collectively, the "Funds") and Nations International Equity Fund are hereby supplemented by inserting the information below at the end of the second paragraph under the heading "How the Funds Are Managed--Investment sub-advisers -- Gartmore Global Partners", as follows:

                  On March 6, 2000, National Westminster Bank plc, the parent company of Gartmore Investment Management plc, was sold to Royal Bank of Scotland. Under the 1940 Act, this sale is considered a change in Gartmore's ownership and control, resulting in the automatic termination of Gartmore's investment sub-advisory agreements with the Funds and Nations International Equity Master Portfolio. The Boards of Trustees/Directors of the Companies and Nations Master Investment Trust have approved interim investment sub-advisory agreements with Gartmore which allow Gartmore to continue serving as investment sub-adviser to the Funds and as one of three investment sub-advisers to the Master Portfolio until August 3, 2000, when the interim agreements expire. The shareholders of the Funds must approve a new investment sub-advisory agreement with Gartmore in order for Gartmore to serve as investment sub-adviser to the Funds by August 3, 2000, unless the SEC allows this date to be extended. The shareholders of Nations International Equity Fund must vote to instruct Nations International Equity Fund's secretary on whether to approve a new investment sub-advisory agreement between Nations International Equity Master Portfolio and Gartmore by the same date.

                  In addition, NB Partner Corp. has indicated its intention to transfer its ownership interest in Gartmore to Gartmore's new owner, Royal Bank of Scotland, on or about April 28, 2000, and Royal Bank of Scotland is expected to sell its entire interest in Gartmore Investment Management plc on or about June 30, 2000 to Nationwide Mutual Insurance Company. If these events occur, Bank of America would no longer hold any ownership interest directly or indirectly in Gartmore. The events would be considered second and third changes in Gartmore's ownership and control, each requiring Board and shareholder approvals of interim investment sub-advisory agreements for the Funds and Nations International Equity Master Portfolio.

                  It is anticipated that the Companies and Nations Master Investment Trust will call special meetings of the Funds' shareholders and the Master Portfolio's interestholders to be held prior to the expiration of the interim agreements seeking ratification of all applicable interim investment sub-advisory agreements as well as approval of Gartmore's definitive investment sub-advisory agreement for each Fund and Nations International Equity Master Portfolio. Proxy materials discussing the various changes in Gartmore's ownership and control are expected to be mailed during the second quarter of 2000.

2. The combined prospectuses for the Primary A, Investor A, Investor B and Investor C Shares of Nations Asset Allocation Fund and Nations Blue Chip Fund are hereby supplemented by inserting the information below at the end of the first paragraph under the heading "How the Funds Are Managed--Investment sub-advisers -- Chicago Equity Partners Corporation", as follows:

                  On or about April 30, 2000, Chicago Equity will be reorganized into a new entity, Chicago Equity Partners LLC ("New Chicago Equity"), owned by Chicago Equity's former management. Bank of America, N.A. will have no ownership interest in New Chicago Equity. Under the 1940 Act, this sale and change in the ownership and control of Chicago Equity will result in the automatic termination of Chicago Equity's investment sub-advisory agreements with Nations Asset Allocation Fund and Nations Blue Chip Master Portfolio. The Board of Trustees of Nations Reserves and Nations Master Investment Trust have each approved an interim investment sub-advisory agreement with New Chicago Equity which allows it to serve as investment sub-adviser to Nations Blue Chip Master Portfolio and as one of two investment sub-advisers to Nations Asset Allocation Fund until late September 2000, when the interim agreements expire. The shareholders of Nations Asset Allocation Fund must approve a definitive investment sub-advisory agreement between the Fund and New Chicago Equity by the expiration of the interim period. The shareholders of Nations Blue Chip Fund must also vote to instruct Nations Blue Chip Fund's secretary on whether to approve an investment sub-advisory agreement between Nations Blue Chip Master Portfolio and New Chicago Equity by that date. It is anticipated that Nations Reserves and Nations Master Investment Trust will call special meetings of the Funds' shareholders and the Master Portfolio's interestholders to be held prior to the expiration of the interim agreement(s) seeking their approval of the investment sub-advisory agreement with New Chicago Equity. Proxy materials discussing the change in control are expected to be mailed during the second quarter of 2000.